                                                                                               UNITED STATES
                                                                      SECURITIES AND EXCHANGE COMMISSION

                                                                                      Washington, D.C. 20549

                        FORM 8-K

                                  CURRENT REPORT

                                                                           Pursuant to Section 13 or 15(d) of the
                                                                                 Securities Exchange Act of 1934

                                            Date of Report (Date of earliest event reported):  October 28, 2016

                                                                                           MACY'S, INC.

                                                                    7 West Seventh Street, Cincinnati, Ohio 45202
                                                                                                   (513) 579-7000

                                                                                                            -and-

                                                                  151 West 34th Street, New York, New York 10001
                                                                                                   (212) 494-1602

Delaware (State of Incorporation)	1-13536 (Commission File Number)	13-3324058 (IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of Directors of Macy's, Inc. (the "Company"), is deeply saddened to communicate the death of Mr. Stephen Bollenbach on October 7, 2016.  As a result of the vacancy left by Mr. Bollenbach's death, the Board of Directors has reduced the size of the Board from fourteen (14) to thirteen (13) members.

               In addition, on October 28, 2016, after 20 years of service as a director of Federated Department Stores, Inc. and Macy's, Inc., Mr. Craig E. Weatherup (age 71) notified the Chairman that he intends to resign as a director of the Company effective December 31, 2016.  Mr. Weatherup's resignation does not arise from any disagreement with management on any matter relating to the Company's operations, policies or practices.  Effective December 31, 2016, the Board has approved reduction of the size of the Board from thirteen (13) to twelve (12) members.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Resignation Letter from Craig E. Weatherup to the Chairman of the Company's Board of Directors, dated October 28, 2016.

                                                                                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                        MACY'S, INC.

Dated:   October 28, 2016                           By:           /s/ Elisa D. Garcia
                                                                                Name:     Elisa D. Garcia
                                                                                Title:       Chief Legal Officer and Secretary

Index to Exhibits

Index Number	Description
99.1	Resignation Letter from Craig E. Weatherup to the Chairman of the Company's Board of Directors, dated October 28, 2016.